Financial income	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of finance income [text block]

31.    Financial income

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Interests	1	3	8
Exchange differences	3,648	59	63
Other	26	—	—
Total financial income	3,675	62	71

For the year ended December 31, 2021, exchange gains amount to €3.6 million, mainly due to the revaluation of the Company’s USD cash balance.